SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     Form 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)   February 23, 1994
                                                    ___________________

                      ARIZONA PUBLIC SERVICE COMPANY
   ____________________________________________________________________
              (Exact name of registrant as specified in its charter)

       Arizona                  1-4473              86-0011170
   ____________________________________________________________________
   (State or other              (Commission         (IRS Employer
   jurisdiction of              File Number)        Identification
   incorporation)                                   Number)


   400 North Fifth Street, P.O. Box 53999, Phoenix, Az 85004
   (Address of principal executive offices)         (Zip code)


   Registrant's telephone number, including area code (602)250-1000
                                                       ________________





                              NONE
   ____________________________________________________________________
   (Former name or former address, if changed since last report)



   Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits
             _________________________________________________________________

           (c)  Exhibits.

           The Registrant hereby files the following Exhibits to its Registration Statement on Form S-3 No. 33-61228, which was declared effective on April 26, 1993.


   Exhibit
   No.           Description
   _______      ___________

    1.3    Terms Agreement, dated
           February 23, 1994, in
           connection with the
           offering of $100,000,000
           of First Mortgage Bonds,
           6 5/8% Series due 2004.

    4.5    Fifty-third Supplemental
           Indenture relating to the
           issuance of $100,000,000
           of First Mortgage Bonds,
           6 5/8% Series due 2004.

    4.6    Form of Bond of 6 5/8%
           Series due 2004.

    12.3   Computation of Ratio of
           Earnings to Fixed Charges.


                                    SIGNATURES


            Pursuant  to the requirements of the Securities and Exchange Act of

   1934, the Company has duly  caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   ARIZONA PUBLIC SERVICE COMPANY
                                           (Registrant)




   Dated:      March 1, 1994       By Nancy E. Newquist
          ______________________      ________________________
                                      Nancy E. Newquist
                                      Treasurer